Exhibit 10

                          AGREEMENT AND PLAN OF MERGER


        This Agreement and Plan of Merger ("the Agreement"), dated as of July 20, 2000 is entered into among TECHLITE, Inc., an Oklahoma corporation
("TECHLITE"); SUN AND SUN INDUSTRIES, INC., a California corporation ("SUN INDUSTRIES"); and the shareholders of SUN INDUSTRIES ("SHAREHOLDERS"), who execute this Agreement, with reference to the following:

        A. TECHLITE is an Oklahoma corporation organized on June 3, 1997. TECHLITE has authorized common stock of 40 million shares, $0.001 par value, of which 2,454,347 shares are outstanding, and 10 million shares of preferred stock, $0.001 par value, of which no shares are outstanding.

        B. SUN INDUSTRIES is a California corporation organized on January 20, 1995. SUN INDUSTRIES has authorized common stock of 100,000 shares of Common Stock, no par value, of which 86,500 shares are outstanding.

        C. The respective Boards of Directors of TECHLITE and SUN INDUSTRIES have deemed it advisable and in the best interests of TECHLITE and SUN INDUSTRIES that SUN INDUSTRIES be acquired by TECHLITE pursuant to the terms and conditions set forth in this Agreement.

        D. TECHLITE, SUN INDUSTRIES and the SHAREHOLDERS propose to enter into this Agreement which provides, among other things, that 100% of the outstanding shares of SUN INDUSTRIES be acquired by a subsidiary corporation of TECHLITE, herein called "NEWCO," in exchange for shares of TECHLITE and cash, all as more fully described in the Agreement.

        E. The parties desire the transaction to qualify, insofar as possible, as a tax-free reorganization under Section 368 (a)(2)(D) of the Internal Revenue Code of 1986, as amended, and this Agreement shall be construed in accordance with this primary objective.

        NOW, THEREFORE, in consideration of the representations, promises, covenants and undertakings set forth below, the parties hereto agree as follows:


                                    ARTICLE 1
                                 THE ACQUISITION

        1.01 TECHLITE shall incorporate NEWCO under the Nevada General Corporation Act. TECHLITE shall purchase 100 shares of NEWCO's common stock in exchange for $1,200,000 cash and 600,000 shares of Common Stock of TECHLITE (the "Initial TECHLITE Merger Shares"). NEWCO shall then merge with SUN INDUSTRIES. NEWCO shall be the surviving corporation. The terms of the merger are as follows:

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               1.01.1 The shares of  capital  stock of SUN  INDUSTRIES  shall be converted at the effective time of the merger into the 600,000 Initial TECHLITE Merger Shares, pro rata, plus the right to receive, pro rata, additional shares of TECHLITE common stock (the "Additional TECHLITE Merger Shares) or cash, as the case may be, as described in paragraphs 1.01.3, 1.01.4 and 1.01.5 below.

               1.01.2 Of the $1.2 million  contributed by TECHLITE to NEWCO,  $1 million shall be paid to Dr. Sun to repay the $1 million loan he earlier made to SUN INDUSTRIES and $200,000 shall be used to pay certain bonuses to key employees of SUN INDUSTRIES, as set forth in the attached schedule.

               1.01.3 $250,000 worth of Additional  TECHLITE Merger Shares shall be contributed by TECHLITE to NEWCO and delivered by NEWCO to the SHAREHOLDERS on the first anniversary of the effective date of the merger. The "worth" of an Additional TECHLITE Merger Share shall be equal to the 50-day moving average price of TECHLITE's common stock, as reported on the OTC Bulletin Board or Nasdaq (or such other exchange on which such shares are then being traded) as calculated in accordance with the practices of such exchange as of the date one calendar week before such anniversary date. TECHLITE shall have the option to contribute up to fifty percent of such $250,000 in cash to NEWCO to be delivered by NEWCO to the SHAREHOLDERS in lieu of that amount of the Additional TECHLITE Merger Shares. If the "worth" of the Additional TECHLITE Merger Shares is less than $0.50 a Share, then the SHAREHOLDERS shall have the option to require TECHLITE to contribute up to fifty percent of such $250,000 in cash to NEWCO to be delivered by NEWCO to the SHAREHOLDERS in lieu of that amount of the Additional TECHLITE Merger Shares.

               1.01.4 $750,000 worth of  Additional TECHLITE Merger Shares shall be contributed by TECHLITE to NEWCO and delivered by NEWCO to the SHAREHOLDERS on the second anniversary of the effective date of the merger. The "worth" of an Additional TECHLITE Merger Share shall be equal to the higher of $0.50 a share or the 50-day moving average price of TECHLITE's common stock, as reported on the OTC Bulletin Board or Nasdaq (or such other exchange on which such shares are then being traded) as calculated in accordance with the practices of such exchange as of the date one calendar week before such anniversary date. TECHLITE shall have the option to contribute up to fifty percent of such $750,000 in cash to NEWCO to be delivered by NEWCO to the SHAREHOLDERS in lieu of that amount of the Additional TECHLITE Merger Shares. If the "worth" of the Additional TECHLITE Merger Shares is less than $0.50 a Share, then the SHAREHOLDERS shall have the option to require TECHLITE to contribute up to fifty percent of such $750,000 in cash to NEWCO to be delivered by NEWCO to the SHAREHOLDERS in lieu of that amount of the Additional TECHLITE Merger Shares.

               1.01.5 $2,000,000  worth  of  Additional TECHLITE  Merger  Shares shall be contributed by TECHLITE to NEWCO and delivered by NEWCO to the SHAREHOLDERS on the third anniversary of the effective date of the merger. The "worth" of an Additional

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                      TECHLITE Merger  Share  shall be  equal to  the  higher of
                      $0.50 a share or the 50-day moving average price of TECHLITE's common stock, as reported on the OTC Bulletin Board or Nasdaq (or such other exchange on which such shares are then being traded) as calculated in accordance with the practices of such exchange as of the date one calendar week before such anniversary date. TECHLITE shall have the option to contribute up to fifty percent of such $2,000,000 in cash to NEWCO to be delivered by NEWCO to the SHAREHOLDERS in lieu of that amount of the Additional
                      TECHLITE Merger Shares.   If the "worth" of the Additional
                      TECHLITE Merger Shares is less than $0.50 a Share, then the SHAREHOLDERS shall have the option to require TECHLITE to contribute up to fifty percent of such $2,000,000 in cash to NEWCO to be delivered by NEWCO to the SHAREHOLDERS in lieu of that amount of the Additional TECHLITE Merger Shares.

               1.01.6 NEWCO, a Nevada corporation,  shall either be named "Sun &
                      Sun Industries, Inc." at the time of its incorporation or renamed "Sun & Sun Industries, Inc." at the time of the merger. NEWCO shall be maintained as a wholly owned subsidiary of TECHLITE for at least three years after the effective date of the merger. From NEWCO's first year of operations after the effective date of the merger, $200,000 shall be transferred to TECHLITE. Then, provided there are accrued profits (measured quarterly) of NEWCO during this period, NEWCO shall be entitled to retain in its operating account up to $350,000 in accrued profits in order to augment NEWCO's existing credit line. During the second year after the effective date of the merger, an additional $150,000 in accrued profits may be retained in NEWCO's operating account (making a total of $500,000) in order to augment NEWCO's existing credit line.

               1.01.7 SHAREHOLDERS shall be entitled to designate two persons to the boards of directors of TECHLITE and NEWCO during the three years after the effective date of the merger.

               1.01.8 During the three  years  after the  effective  date of the merger, TECHLITE shall activate its current stock option plan by appointing a stock option committee comprised of four persons, two of whom shall be the directors designated by the SHAREHOLDERS pursuant to paragraph
                      1.01.7 above. All grants of options shall be made by decisions of the full committee. The senior management of NEWCO shall participate in grants of options granted by the committee, which options for NEWCO's senior management shall vest on the reaching of benchmarks measured by the performance of NEWCO.

               1.01.9 With regard to the election of persons to fill the offices of chief executive officer, president, chief financial officer and chief operating officer of TECHLITE by the board of directors of TECHLITE during the three years after the effective date of the merger, the directors of TECHLITE designated by SHAREHOLDERS shall be allowed to veto two nominees for each position proposed by the other directors.

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               1.01.10With  regard  to the  election  of  persons  to  fill  the executive offices of NEWCO and to the hiring of key management employees of NEWCO, for the three-year period after the effective date of the merger, these election and hiring decisions shall be made solely by the directors of NEWCO designated by the SHARHEOLDERS; provided, however, that the setting of compensation for these persons shall be made by the full board of directors of NEWCO.

               1.01.11Should this  Agreement not be closed,  TECHLITE  shall pay to SUN INDUSTRIES 50 percent of SUN INDUSTRIES's costs incurred to audit SUN INDUSTRIES's financial statements for its 1998 and 1999 fiscal years. All other costs of each party shall be borne by the party incurring the costs.

               1.01.12Should  TECHLITE  fail to do what is  required on its part with  regard to the  matters  set forth  above in sections
                      1.01.7 through 1.01.11, SHAREHOLDERS may exercise their right under section 8.03 below.

                                    ARTICLE 2
                                   THE CLOSING

        2.01 The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place in the offices of Fuller Tubb Pomeroy & Stokes, 201 Robert S. Kerr, Suite 1000, Oklahoma City, Oklahoma 73102 at 11:00 a.m., one week after SUN INDUSTRIES delivers to TECHLITE the audited financial statements required herein or at such other place or date and time as may be agreed to in writing by TECHLITE and SUN INDUSTRIES.


                                    ARTICLE 3
                    REPRESENTATION AND WARRANTIES OF TECHLITE

        TECHLITE represents and warrants to SUN INDUSTRIES and the SHAREHOLDERS as follows:

        3.01 There are attached as schedules to this Agreement the following documents, each of which is true and accurate in all material respects and each of which shall be updated prior to the Closing, as may be required, to make the information contained in the document continue to be true and accurate in all material respects:

               (a) Financial Statements. Audited financial statements of TECHLITE including, but not limited to, balance sheets and profit and loss statements as of January 31, 2000 and January 31, 1999, and unaudited financial statements as of April 30, 2000. (Schedule A).

               (b) Property. A list and description of all property, real or personal, owned by TECHLITE of a value equal to or greater than $10,000. (Schedule B).

               (c) Liens and Liabilities. A list of all material liens, encumbrances, easements, security interests or similar interests in or on any of the assets listed on Schedule A. (Schedule C). A list of all debts, liabilities and obligations of TECHLITE incurred or owing as of the date of this Agreement. (Schedule C.1).

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               (d) Leases and Contracts. A list describing all material terms of each lease (whether of real or personal property) and each contract, promissory note, mortgage, license, franchise, or other written agreement to which TECHLITE is a party which involves or can reasonably be expected to involve aggregate future payments or receipts by TECHLITE (whether by the terms of such lease, contract, promissory note, license, franchise or other written agreement or as a result of a guarantee of the payment of or indemnity against the failure to pay same) of $1,000 or more annually during the twelve-month period ended January 31, 2001, or any consecutive twelve-month period thereafter, except any of said instruments which terminate or are cancelable without penalty during such twelve-month period. (Schedule D).

               (e) Loan Agreements. Copies of all loan agreements and other documents with respect to obligations of TECHLITE for the repayment of borrowed money. (Schedule E).

               (f) Consents Required. A list of all agreements wherein consent to the transaction herein contemplated is required to avoid a default thereunder; or where notice of such transaction is required at or subsequent to closing, or where consent to an acquisition, consolidation, or sale of all or substantially all of the assets is required to avoid a default thereunder. (Schedule F).

               (g) Articles and Bylaws. A copy of the Certificate and Articles of Incorporation and Bylaws of TECHLITE together with all amendments thereto to the date hereof. (Schedule G).

               (h) Shareholders. A list of all persons or entities holding capital stock of TECHLITE or any rights to subscribe for, acquire, or receive shares of the capital stock of TECHLITE (whether warrants, calls, options, or conversion rights), including copies of all stock option plans whether qualified or non-qualified, and other similar agreements. (Schedule H).

               (i). Officers and Directors. A list of all officers and directors of TECHLITE. (Schedule I).

               (j) Salary Schedule. A list of the names and the current salary rate for each present employee of TECHLITE who received $10,000 or more in aggregate compensation from TECHLITE whether in salary, bonus or otherwise, during the fiscal year ended January 31, 2000, or who is presently scheduled to receive from TECHLITE a salary in excess of $10,000 during the year January 31, 2001, including in each case the amount of compensation received or scheduled to be received, and a schedule of the hourly rates of all other employees listed according to departments. (Schedule J).

               (k) Litigation. A list of all material civil, criminal, administrative, arbitration or other such proceedings or investigations (including without limitations unfair labor practice matters, labor organization activities, environmental matters and civil rights violations) pending or, to the knowledge of TECHLITE threatened, which may materially and adversely affect TECHLITE. (Schedule K).

               (l) Tax Returns. Copies of all Federal and state tax returns for TECHLITE for the last fiscal year. (Schedule L).

               (m) Agency Reports. Copies of all material reports or filings (and a list of the categories of reports or filings made on a regular basis) made by TECHLITE under ERISA, EEOC, FDA and all other governmental agencies (federal, state or local) during the last fiscal year. (Schedule M).

               (n) Banks. A list, showing (1) the name of each bank in which TECHLITE has an account or safe deposit box, and (2) the names and addresses of all signatories. (Schedule N).

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               (o) Jurisdictions Where Qualified. A list of all jurisdictions in which  TECHLITE is qualified to do business and is in good  standing.  (Schedule
O).

               (p) Subsidiaries. A list of all subsidiaries of TECHLITE. (Schedule P). The term "Subsidiary" or "Subsidiaries" shall include corporations, unincorporated associations, partnerships, joint ventures, or similar entities in which TECHLITE has an interest, direct or indirect.

               (q) Union Matters. A list and description (in all material respects) of all union contracts and collective bargaining agreements of TECHLITE, if any. (Schedule Q).

               (r) Employee and Consultant Contracts. A list of all employee and consultant contracts which TECHLITE may have, other than those listed in the schedule on Union Matters. (Schedule R).

               (s) Employee Benefit Plans. Copies of all salary, stock option, bonus, incentive compensation, deferred compensation, profit sharing, retirement, pension, group insurance, disability, death benefit or other benefit plans, trust agreements or arrangements of TECHLITE in effect on the date hereof or to become effective after the date thereof, together with copies of any determination letters issued by the Internal Revenue Service with respect thereto. (Schedule S).

        3.02 Organization, Standing and Power. TECHLITE is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma with all requisite corporate power to own or lease its properties and carry on its businesses as are now being conducted.

        3.03 Qualification. TECHLITE is qualified and is licensed as a foreign corporation in the states set forth in Schedule O.

        3.04 Capitalization of TECHLITE. The authorized capital stock of TECHLITE consists of 40 million shares of Common Stock, $0.001 par value, of which the only shares issued and outstanding are 2,454,347 shares issued to shareholders listed on Schedule H as of the date thereof, which shares were duly authorized, validly issued and fully paid and non assessable. There are no preferred shares currently outstanding. There are no preemptive rights with respect to the TECHLITE stock. The directors of TECHLITE, however, have authorized the issuance of an additional 336,633 shares of its Common Stock to six persons, also listed on Schedule H, which shares have not yet been issued.

        3.05 Authority. The execution and delivery of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action, including but not limited to duly and validly authorized action and approval by the Board of Directors, on the part of TECHLITE. This Agreement constitutes the valid and binding obligation of TECHLITE enforceable against it in accordance with its terms, subject to the principles of equity applicable to the availability of the remedy of specific performance. This Agreement has been duly executed by TECHLITE and the execution and transactions contemplated by this Agreement shall not result in any breach of any terms or provisions of TECHLITE's Certificate and Articles of Incorporation or Bylaws or of any other agreement, court order or instrument to which TECHLITE is a party or bound by.

        3.06 Absence of Undisclosed Liabilities. TECHLITE has no material liabilities of any nature, whether fixed, absolute, contingent or accrued, which were not reflected on the financial statements set forth in Schedule A nor otherwise disclosed in this Agreement or any of the Schedules or Exhibits attached hereto.

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        3.07 Absence of Changes.  Since April 30,  2000,  there has not been any material adverse change in the condition (financial or other wise), assets, liabilities, earnings or business of TECHLITE, except for changes resulting from completion of those transactions described in Section 5.01.

        3.08 Tax Matters. All taxes and other assessments and levies which TECHLITE is required by law to withhold or to collect have been duly withheld and collected, and have been paid over to the proper government authorities or are held by TECHLITE in separate bank accounts for such payment or are represented by depository receipts, and all such withholdings and collections and all other payments due in connection therewith (including, without limitation, employment taxes, both the employees' and employer's share) have been paid over to the government or placed in a separate and segregated bank account for such purpose. There are no known deficiencies in income taxes for any periods and further, the representations and warranties as to the absence of undisclosed liabilities contained in Section 3.06 includes any and all tax liabilities of whatsoever kind or nature (including, without limitation, all federal, state, local and foreign income, profit, franchise, sales, use and property taxes) due or to become due, incurred in respect of or measured by TECHLITE income or business prior to the Closing Date.

        3.09 Options, Warrants, etc. Except as otherwise described in Schedule H, there are no outstanding options, warrants, calls, commitments or agreements of any character to which TECHLITE or its shareholders are a party or by which TECHLITE or its shareholders are bound, or are a party, calling for the issuance of shares of capital stock of TECHLITE or any securities representing the right to purchase or otherwise receive any such capital stock of TECHLITE.

        3.10 Title to Assets. Except for liens set forth in Schedule C, TECHLITE is the sole and unconditional owner of, with good and marketable title to, all the assets listed in the schedules as owned by them and all other property and assets are free and clear of all mortgages, liens, pledges, charges or encumbrances of any nature whatsoever.

        3.11 Agreements in Force and Effect. Except as set forth in Schedules D and E, all material contracts, agreements, plans, promissory notes, mortgages, leases, policies, licenses, franchises or similar instruments to which TECHLITE is a party are valid and in full force and effect on the date hereof, and TECHLITE has not breached any material provision of, and is not in default in any material respect under the terms of, any such contract, agreement, plan, promissory note, mortgage, lease, policy, license, franchise or similar instrument which breach or default would have a material adverse effect upon the business, operations or financial condition of TECHLITE.

        3.12 Legal Proceedings, Etc. Except as set forth in Schedule K, there are no civil, criminal, administrative, arbitration or other such proceedings or investigations pending or, to the knowledge of TECHLITE, threatened, in which, individually or in the aggregate, an adverse determination would materially and adversely affect the assets, properties, business or income of TECHLITE. TECHLITE has substantially complied with, and is not in default in any material respect under, any laws, ordinances, requirements, regulations or orders applicable to its businesses.

        3.13 Governmental Regulation. To the knowledge of TECHLITE and except as set forth in Schedule K, TECHLITE is not in violation of or in default with respect to any applicable law or any applicable rule, regulation, order, writ or decree of any court or any governmental commission, board, bureau, agency or instrumentality, or delinquent with respect to any report required to be filed with any governmental commission, board, bureau, agency or instrumentality which violation or default could have a material adverse effect upon the business, operations or financial condition of TECHLITE.

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        3.14  Brokers and  Finders.  TECHLITE  shall be solely  responsible  for payment to any broker or finder retained by TECHLITE for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated herein. Any such fees and the names of the brokers or finders will be set forth in Schedule L attached hereto.

        3.15 Accuracy of Information. No representation or warranty by TECHLITE contained in this Agreement and no statement contained in any certificate or other instrument delivered or to be delivered to SUN INDUSTRIES pursuant hereto or in connection with the transactions contemplated hereby (including without limitation all Schedules and exhibits hereto) contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading.

        3.16 Subsidiaries. TECHLITE does not have any other subsidiaries or own capital stock representing ten percent (10%) or more of the issued and outstanding stock of any other corporation.

        3.17 Consents. Except as listed in Schedule F, no consent or approval of, or registration, qualification or filing with, any governmental authority or other person is required to be obtained or accomplished by TECHLITE or any shareholder thereof in connection with the consummation of the transactions contemplated hereby.

        3.18 Improper Payments. Neither TECHLITE, nor any person acting on behalf of TECHLITE, has made any payment or otherwise transmitted anything of value, directly or indirectly, to (a) any official or any government or agency or political subdivision thereof for the purpose of influencing any decision affecting the business of TECHLITE, (b) any customer, supplier of competitor of TECHLITE or employee of such customer, supplier or competitor, for the purpose of obtaining or retaining TECHLITE's existing business for TECHLITE, or (c) any political party or any candidate for elective political office, nor has any fund or other asset of TECHLITE been maintained that was not fully and accurately recorded on the books of account of TECHLITE.

        3.19 Copies of Documents. TECHLITE has made available for inspection and copying by SUN INDUSTRIES and its duly authorized representatives, and will continue to do so at all times, true and correct copies of all documents which it has filed with the Securities and Exchange Commission and all other governmental agencies which are material to the terms and conditions contained in this Agreement. Furthermore, all filings by TECHLITE with the Securities and Exchange Commission and all other governmental agencies, including but not limited to the Internal Revenue Service, have contained information which is true and correct, to the best knowledge of the Board of Directors of TECHLITE, in all material respects and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein not misleading or which could have any material adverse effect upon the financial condition or operations of TECHLITE or adversely effect the objectives of this Agreement with respect to SUN INDUSTRIES including, but not limited to, the issuance and subsequent trading of the shares of common stock of TECHLITE to be received hereby, subject to compliance by the shareholders of SUN INDUSTRIES with applicable law. TECHLITE has filed with the Securities and Exchange Commission and each state securities regulator all statements, applications, reports and filings required under the Securities Act of 1933 and the Exchange Act of 1934, as amended.

                                    ARTICLE 4
                        REPRESENTATIONS AND WARRANTIES OF
                SUN AND SUN INDUSTRIES, INC. AND THE SHAREHOLDERS

        SUN INDUSTRIES and its SHAREHOLDERS hereby represent and warrant to TECHLITE as follows:

        4.01 There are attached as schedules to this Agreement the following documents, each of which is true and accurate in all material respects and each of which shall be updated prior to the Closing, as may be required, to make the information contained in the document true and accurate in all material respects:

               (a) Financial Statements. Unaudited financial statements of SUN INDUSTRIES comprised of the following: balance sheets as of December 31, 2000 and December 31, 1999; statements of operations for the 2000 and 1999 fiscal years, statements of cash flows for the 2000 and 1999 fiscal years, statements of changes in shareholders equity for the 2000 and 1999 fiscal years, unaudited financial statements as of March 31, 2000, and notes to the financial statements. (Schedule AA).

               (b) Property. A list and description of all property, real or personal, owned by SUN INDUSTRIES of a value equal to or greater than $10,000. (Schedule BB).

               (c) Liens and Liabilities. A list of all material liens, encumbrances, easements, security interests or similar interests in or on any of the assets listed on Schedule AA. (Schedule CC). A list of all debts, liabilities and obligations of SUN INDUSTRIES incurred or owing as of the date of this Agreement.
(Schedule CC.1).

               (d) Leases and Contracts. A list describing all material terms of each lease (whether of real or personal property) and each contract, promissory note, mortgage, license, franchise, or other written agreement to which SUN INDUSTRIES is a party which involves or can reasonably be expected to involve aggregate future payments or receipts by SUN INDUSTRIES (whether by the terms of such lease, contract, promissory note, license, franchise or other written agreement or as a result of a guarantee of the payment of or indemnity against the failure to pay same) of $10,000 or more annually during the twelve-month period ended December 31, 2000, or any consecutive twelve-month period thereafter, except any of said instruments which terminate or are cancelable without penalty during such twelve-month period. (Schedule DD).

               (e) Loan Agreements. Copies of all loan agreements and other documents with respect to obligations of SUN INDUSTRIES for the repayment of borrowed money. (Schedule EE).

               (f) Consents Required. A list of all agreements wherein consent to the transaction herein contemplated is required to avoid a default thereunder; or where notice of such transaction is required at or subsequent to closing, or where consent to an acquisition, consolidation, or sale of all or substantially all of the assets is required to avoid a default thereunder. (Schedule FF).

               (g) Articles and Bylaws. A copy of the Certificate and Articles of Incorporation and Bylaws of SUN INDUSTRIES together with all amendments thereto to the date hereof. (Schedule GG).

               (h) Shareholders. A list of all persons or entities holding capital stock of SUN INDUSTRIES or any rights to subscribe for, acquire, or receive shares of the capital stock of SUN INDUSTRIES (whether warrants, calls, options, or conversion rights), including copies of all stock option plans whether qualified or non-qualified, and other similar agreements. (Schedule HH).

               (i).   Officers  and  Directors.   A list  of  all  officers  and
Directors  of SUN  INDUSTRIES. (Schedule II).

               (j) Salary Schedule. A list (in all material respects) of the names and the current salary rate for each present employee of SUN INDUSTRIES who received $10,000 or more in aggregate compensation from SUN INDUSTRIES whether in salary, bonus or otherwise, during the year 1999, or who is presently scheduled to receive from SUN INDUSTRIES a salary in excess of $10,000 during the year ending December 31, 2000, including in each case the amount of compensation received or scheduled to be received, and a schedule of the hourly rates of all other employees listed according to departments. (Schedule JJ).

               (k) Litigation. A list (in all material respects) of all material civil, criminal, administrative, arbitration or other such proceedings or investigations (including without limitations unfair labor practice matters, labor organization activities, environmental matters and civil rights violations) pending or, to the knowledge of SUN INDUSTRIES threatened, which may materially and adversely affect SUN INDUSTRIES. (Schedule KK).

               (l) Tax Returns. Copies of all Federal and State tax returns for SUN INDUSTRIES for the last three years. (Schedule LL).

               (m) Agency Reports. Copies of all material reports or filings (and a list of the categories of reports or filings made on a regular basis) made by SUN INDUSTRIES under ERISA, EEOC, FDA and all other governmental agencies (federal, state or local). (Schedule MM).

               (n) Banks. A list showing (1) the name of each bank in which SUN INDUSTRIES has an account or safe deposit box, and (2) the names and addresses of all signatories. (Schedule NN).

               (o) Jurisdictions Where Qualified. A list of all jurisdictions in which SUN INDUSTRIES is qualified to do business and is in good standing. (Schedule OO).

               (p) Subsidiaries. A list of all subsidiaries of SUN INDUSTRIES. (Schedule PP). The term "Subsidiary" or "Subsidiaries" shall include corporations, unincorporated associations, partnerships, joint ventures, or similar entities in which SUN INDUSTRIES has an interest, direct or indirect.

               (q) Union Matters. A list and description (in all material respects) of all union contracts and collective bargaining agreements of SUN INDUSTRIES, if any. (Schedule QQ).

               (r) Employee and Consultant Contracts. A list of all employee and consultant contracts which SUN INDUSTRIES may have, other than those listed in the schedule on Union Matters. (Schedule RR).

               (s) Employee Benefit Plans. Copies of all salary, stock option, bonus, incentive compensation, deferred compensation, profit sharing, retirement, pension, group insurance, disability, death benefit or other benefit plans, trust agreements or arrangements of SUN INDUSTRIES in effect on the date hereof or to become effective after the date thereof, together with copies of any determination letters issued by the Internal Revenue Service with respect thereto. (Schedule SS).

               (t) Insurance Policies. A list (in all material respects) and description of all material insurance policies naming SUN INDUSTRIES as an insured or beneficiary or as a loss payable payee or for which SUN INDUSTRIES has paid all or part of the premium in force on the date hereof, specifying any notice or other information possessed by SUN INDUSTRIES regarding possible claims thereunder, cancellation thereof or premium increases thereon, including any policies now in effect naming SUN INDUSTRIES as beneficiary covering the business activities of SUN INDUSTRIES. (Schedule TT).

               (u) Licenses and Permits. A list of all licenses, permits and other authorizations of SUN INDUSTRIES. (Schedule UU).

        4.02 Organization, Standing and Power. SUN INDUSTRIES is a corporation duly organized, validly existing and in good standing under the laws of the State of California with all requisite corporate power to own or lease its properties and carry on its businesses as is now being conducted.

        4.03 Qualification. SUN INDUSTRIES is qualified and is licensed as a foreign corporation in the States set forth on Schedule OO.

        4.04 Capitalization of SUN INDUSTRIES. The authorized capital stock of SUN INDUSTRIES consists of 100,000 shares of Common Stock,no par value, of which 86,500 shares are issued to shareholders listed on Schedule HH, which shares were duly authorized, validly issued and fully paid and non assessable. There are no preemptive rights with respect to the SUN INDUSTRIES stock.

        4.05 Authority. The execution and delivery of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action, including but not limited to duly and validly authorized action and approval by the Board of Directors, on the part of SUN INDUSTRIES. This Agreement constitutes the valid and binding obligation of SUN INDUSTRIES enforceable against it in availability of the remedy of specific performance. This Agreement has been duly executed by SUN INDUSTRIES and the execution and transactions contemplated by this Agreement shall not result in any breach of any terms or provisions of SUN INDUSTRIES's Certificate and Articles of Incorporation or Bylaws or of any other agreement, court order or instrument to which SUN INDUSTRIES is a party or bound by.

        4.06 Absence of Undisclosed Liabilities. SUN INDUSTRIES has no material liabilities of any nature, whether fixed, absolute, contingent or accrued, which are not reflected on the financial statements set forth in Schedule AA nor otherwise disclosed in this Agreement or any of the Schedules or Exhibits attached hereto.

        4.07 Absence of Changes. Since March 31, 2000, there has not been any material adverse change in the condition (financial or other wise), assets, liabilities, earnings or business of SUN INDUSTRIES, except for changes resulting from completion of those transactions described in Section 5.01.

        4.08 Tax Matters. All taxes and other assessments and levies which SUN INDUSTRIES is required by law to withhold or to collect have been duly withheld and collected, and have been paid over to the proper government authorities or are held by SUN INDUSTRIES in separate bank accounts for such payment or are represented by depository receipts, and all such withholdings and collections and all other payments due in connection therewith (including, without limitation, employment taxes, both the employees' and employer's share) have been paid over to the government or placed in a separate and segregated bank account for such purpose. There are no known deficiencies in income taxes for any periods and further, the representations and warranties as to the absence of undisclosed liabilities contained in Section 4.06 includes any and all tax liabilities of whatsoever kind or nature (including, without limitation, all federal, state, local and foreign income, profit, franchise, sales, use and property taxes) due or to become due, incurred in respect of or measured by SUN INDUSTRIES income or business prior to the Closing Date.

        4.09 Options, Warrants, etc. Except as otherwise described in Schedule HH, there are no outstanding options, warrants, calls, commitments or agreements of any character to which SUN INDUSTRIES or its shareholders are a party or by which SUN INDUSTRIES or its shareholders are bound, or are a party, calling for the issuance of shares of capital stock of SUN INDUSTRIES or any securities representing the right to purchase or otherwise receive any such capital stock of SUN INDUSTRIES.

        4.10 Title to Assets. Except for liens set forth in Schedule CC, SUN INDUSTRIES is the sole and unconditional owner of, with good and marketable title to, all the assets listed in the schedules as owned by them and all other property and assets are free and clear of all mortgages, liens, pledges, charges or encumbrances of any nature whatsoever.

        4.11 Agreements in Force and Effect. Except as set forth in Schedules DD and EE, all material contracts, agreements, plans, promissory notes, mortgages, leases, policies, licenses, franchises or similar instruments to which SUN INDUSTRIES is a party are valid and in full force and effect on the date hereof, and SUN INDUSTRIES has not breached any material provision of, and is not in default in any material respect under the terms of, any such contract, agreement, plan, promissory note, mortgage, lease, policy, license, franchise or similar instrument which breach or default would have a material adverse effect upon the business, operations or financial condition of SUN INDUSTRIES.

        4.12 Legal Proceedings, Etc. Except as set forth in Schedule KK, there are no civil, criminal, administrative, arbitration or other such proceedings or investigations pending or, to the knowledge of either SUN INDUSTRIES or the SHAREHOLDERS, threatened, in which, individually or in the aggregate, an adverse determination would materially and adversely affect the SUN INDUSTRIES, properties, business or income of SUN INDUSTRIES. SUN INDUSTRIES has substantially complied with, and is not in default in any material respect under, any laws, ordinances, requirements, regulations or orders applicable to its businesses.

        4.13 Governmental Regulation. To the knowledge of SUN INDUSTRIES and except as set forth in Schedule KK, SUN INDUSTRIES is not in violation of or in default with respect to any applicable law or any applicable rule, regulation, order, writ or decree of any court or any governmental commission, board, bureau, agency or instrumentality, or delinquent with respect to any report required to be filed with any governmental commission, board, bureau, agency or instrumentality which violation or default could have a material adverse effect upon the business, operations or financial condition of SUN INDUSTRIES.

        4.14 Brokers and Finders. SHAREHOLDERS shall be solely responsible for payment to any broker or finder retained by SUN INDUSTRIES for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated herein. Any such fees and the names of the brokers or finders will be set forth in Schedule LL attached hereto.


        4.15 Accuracy of Information. No representation or warranty by SUN INDUSTRIES or SHAREHOLDERS contained in this Agreement and no statement contained in any certificate or other instrument delivered or to be delivered to TECHLITE pursuant hereto or in connection with the transactions contemplated hereby (including without limitation all Schedules and exhibits hereto) contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading.

        4.16 Subsidiaries. Except as listed in Schedule PP, SUN INDUSTRIES does not have any other subsidiaries or own capital stock representing ten percent (10%) or more of the issued and outstanding stock of any other corporation.

        4.17 Consents. Except as listed in Schedule FF, no consent or approval of, or registration, qualification or filing with, any governmental authority or other person is required to be obtained or accomplished by SUN INDUSTRIES or any shareholder thereof in connection with the consummation of the transactions contemplated hereby.

        4.18 Improper Payments. Neither SUN INDUSTRIES nor any person acting on behalf of SUN INDUSTRIES has made any payment or otherwise transmitted anything of value, directly or indirectly, to (a) any official or any government or agency or political subdivision thereof for the purpose of influencing any decision affecting the business of SUN INDUSTRIES, (b) any customer, supplier of competitor of SUN INDUSTRIES, or employee of such customer, supplier or competitor, for the purposes of obtaining or retaining business for SUN INDUSTRIES, or (c) any political party or any candidate for elective political office, nor has any fund or other asset of SUN INDUSTRIES been maintained that was not fully and accurately recorded on the books of account of SUN INDUSTRIES.

        4.19 Copies of Documents. SUN INDUSTRIES has made available for inspection and copying by TECHLITE and its duly authorized representatives, and will continue to do so at all times, true and correct copies of all documents which it has filed with governmental agencies which are material to the terms and conditions contained in this Agreement. Furthermore, all filings by SUN INDUSTRIES with governmental agencies, including but not limited to the Internal Revenue Service, have contained information which is true and correct in all material respects and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein not misleading or which could have any material adverse effect upon the financial condition or operations of SUN INDUSTRIES or adversely effect the objectives of this Agreement.

        4.20 Investment Intent of Shareholders. Each shareholder of SUN INDUSTRIES represents and warrants to TECHLITE and to NEWCO that the shares of TECHLITE being acquired pursuant to this Agreement are being acquired for his or her own account and for investment and not with a view to the public resale or distribution of such shares and further acknowledges that the shares being issued have not been registered under the Securities Act and are "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.


                                    ARTICLE 5
                      CONDUCT AND TRANSACTIONS PRIOR TO THE
                        EFFECTIVE TIME OF THE ACQUISITION

        5.01 Conduct and Transactions of TECHLITE. During the period from the date hereof to the date of Closing, TECHLITE shall:

               (1) Conduct its operations in the ordinary course of business, including but not limited to, paying all obligations as they mature, complying with all applicable tax laws, filing all tax returns required to be filed and paying all taxes due;

               (2) Maintain its records and books of account in a manner that fairly and correctly reflect its income, expenses, assets and liabilities.

        TECHLITE shall not during such period, except in the ordinary course of business, without the prior written consent of SUN INDUSTRIES:

               (a) Sell, dispose of or encumber any of its properties or assets except for payment of brokers' or finders' fees;

               (b) Declare or pay any dividends on shares of its capital stock or make any other distribution of assets to the holders thereof.

               (c) Issue, reissue or sell, or issue options or rights to subscribe to, or enter into any contract or commitment to issue, reissue or sell, any shares of its capital stock or acquire or agree to acquire any shares of its capital stock other than as set forth on Exhibit H attached hereto;

               (d) Except as otherwise contemplated and required by this Agreement, amend its Articles of Incorporation or merge or consolidate with or into any other corporation or sell all or substantially all of its assets or change in any manner the rights of its capital stock or other securities;

               (e)  Pay  or  incur  any  obligation  or  liability,   direct  or
contingent, of more than $1,000;

               (f) Incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise become responsible for obligations of any other party, or make loans or advances to any other party;

               (g)    Make any material change in its insurance coverage;

               (h) Increase in any manner the compensation, direct or indirect, of any of its officers or executive employees; except in accordance with existing employment contracts;

               (i) Enter into any agreement or make any commitment to any labor union or organization;

               (j) Make any capital expenditures.

        5.02 Conduct and Transactions of SUN INDUSTRIES. During the period from the date hereof to the date of Closing, SUN INDUSTRIES shall:

               (1) Obtain an investment letter from each SHAREHOLDER in a form that is satisfactory to TECHLITE.

               (2) Conduct the operations of SUN INDUSTRIES in the ordinary course of business.

        SUN INDUSTRIES shall not during such period, except in the ordinary course of business, without the prior written consent of TECHLITE:

               (a) Sell, dispose of or encumber any of the properties or assets of SUN INDUSTRIES;

               (b) Declare or pay any dividends on shares of its capital stock or make any other distribution of assets to the holders thereof;

               (c) Issue, reissue or sell, or issue options or rights to subscribe to, or enter into any contract or commitment to issue, reissue or sell, any shares of its capital stock or acquire or agree to acquire any shares of its capital stock;

               (d) Except as otherwise contemplated and required by this Agreement, amend its Articles of Incorporation or merge or consolidate with or into any other corporation or sell all or substantially all of its assets or change in any manner the rights of its capital stock or other securities;

               (e)  Pay  or  incur  any  obligation  or  liability,   direct  or
contingent other than to extinguish liabilities revealed on its financial statements provided hereto;

               (f) Incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise become responsible for obligations of any other party, or make loans or advances to any other party;

               (g)    Make any material change in its insurance coverage;

               (h) Increase in any manner the compensation, direct or indirect, of any of its officers or executive employees; except in accordance with existing employment contracts;

               (i) Enter into any agreement or make any commitment to any labor union or organization;

               (j) Make any material capital expenditures.

               (k) Allow any of the foregoing actions to be taken by any subsidiary of SUN INDUSTRIES.


                                    ARTICLE 6
                              RIGHTS OF INSPECTION

        6.01 During the period from the date of this Agreement to the date of Closing of the merger, TECHLITE and SUN INDUSTRIES agree to use their best efforts to give the other party, including its representatives and agents, full access to the premises, books and records of each of the entities, and to furnish the other with such financial and operating data and other information including, but not limited to, copies of all legal documents and instruments referred to on any schedule or exhibit hereto, with respect to the business and properties of TECHLITE or SUN INDUSTRIES, as the case may be, as the other shall from time to time request; provided, however, if there are any such investigations: (1) they shall be conducted in such manner as not to unreasonably interfere with the operation of the business of the other parties and (2) such right of inspection shall not affect in any way whatsoever any of the representations or warranties given by the respective parties hereunder. In the event of termination of this Agreement, TECHLITE and SUN INDUSTRIES will each return to the other all documents, work papers and other materials obtained from the other party in connection with the transactions contemplated hereby, and will take such other steps necessary to protect the confidentiality of such material. SUN INDUSTRIES shall not be required to disclose its customer list and customer information and its vendor list and other vendor information until all other material conditions to the completion of the reorganization have been satisfied or waived.


                                    ARTICLE 7
                              CONDITIONS TO CLOSING

        7.01 Conditions to Obligations of SUN INDUSTRIES. The obligation of SUN INDUSTRIES and its SHAREHOLDERS to perform this Agreement is subject to the satisfaction of the following conditions on or before the Closing, unless waived in writing by SUN INDUSTRIES:

               (a) Representations and Warranties. There shall be no information disclosed in the schedules delivered by TECHLITE which in the opinion of SUN INDUSTRIES, expressed in writing to TECHLITE within two weeks after delivery of the schedules, would materially adversely affect the proposed transaction and intent of the parties as set forth in this Agreement. The representations and warranties of TECHLITE set forth in Article 3 hereof shall be true and correct in all material respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing, except as otherwise permitted by this Agreement.

               (b) Performance of Obligations. TECHLITE shall have in all material respects performed all agreements required to be performed by it under this Agreement and shall have performed in all material respects any actions contemplated by this Agreement prior to or on the Closing, and TECHLITE shall have complied in all material respects with the course of conduct required by this Agreement.

               (c) Corporate Action. There are minutes, certified copies of corporate resolutions or other documentary evidence satisfactory to counsel for SUN INDUSTRIES that TECHLITE has submitted this Agreement and any other documents required hereby to such parties for approval as provided by applicable law.

               (d) Consents. The execution of this Agreement by the SHAREHOLDERS and any consents necessary for or approval of any party listed on any Schedule delivered by TECHLITE whose consent or approval is required pursuant thereto shall have been obtained.

               (e) Financial Statements. SUN INDUSTRIES shall have been furnished unaudited financial statements of TECHLITE for the period from February 1, 2000 to the last day of the month preceding the Closing. Such financial statements shall have been prepared in conformity with generally accepted accounting principles on a basis consistent with those of prior periods and fairly present the financial position of TECHLITE as of their date.

               (f) Statutory Requirements. All statutory requirements for the valid consummation by TECHLITE of the transactions contemplated by this Agreement shall have been fulfilled.

               (g) Governmental Approval. All authorizations, consents, approvals, permits and orders of all federal and state governmental agencies required to be obtained by TECHLITE for consummation of the transactions contemplated by this Agreement shall have been obtained.

               (h)   Employment   Agreements.   Existing   TECHLITE   employment
agreements will have been delivered to Counsel for SUN INDUSTRIES.

               (i) Changes in Financial Condition of TECHLITE. There shall not have occurred any material adverse change in the financial condition or in the operations of the business of TECHLITE, except expenditures in furtherance of this Agreement.

               (j) Absence of Pending Litigation. TECHLITE is not engaged in or threatened with any suit, action, or legal, administrative or other proceedings or governmental investigations pertaining to this Agreement or the consummation of the transactions contemplated hereunder.

        7.02 Conditions to Obligations of TECHLITE. The obligation of TECHLITE to perform this Agreement is subject to the satisfaction of the following conditions on or before the Closing unless waived in writing by TECHLITE:

               (a) Representations and Warranties. There shall be no information disclosed in the schedules delivered by SUN INDUSTRIES, which in the opinion of TECHLITE, expressed in writing to TECHLITE within two weeks after delivery of the schedules, would materially adversely affect the proposed transaction and intent of the parties as set forth in this Agreement. The representations and warranties of SUN INDUSTRIES set forth in Article 4 hereof shall be true and correct in all material respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing, except as otherwise permitted by this Agreement.

               (b) Performance of Obligations. SUN INDUSTRIES shall have in all material respects performed all agreements required to be performed by it under this Agreement and shall have performed in all material respects any actions contemplated by this Agreement prior to or on the Closing, and SUN INDUSTRIES shall have complied in all respects with the course of conduct required by this Agreement.

               (c) Corporate Action. There has been delivered to TECHLITE minutes, certified copies of corporate resolutions or other documentary evidence satisfactory to counsel for TECHLITE that SUN INDUSTRIES has submitted this Agreement and any other documents required hereby to such parties for approval as provided by applicable law.

               (d) Consents. Any consents necessary for or approval of any party listed on any Schedule delivered by SUN INDUSTRIES, whose consent or approval is required pursuant thereto, shall have been obtained.

               (e) Financial Statements. TECHLITE shall have been furnished with an interim, unaudited balance sheet, operating statement, and statement of cash flows of SUN INDUSTRIES for the period from January 1, 2000 to the last day of the month preceding the Closing. Such financial statements shall have been prepared in conformity with generally accepted accounting principles and fairly present the financial position of SUN INDUSTRIES as of its date.

               (f) Statutory Requirements. All statutory requirements for the valid consummation by SUN INDUSTRIES of the transactions contemplated by this Agreement shall have been fulfilled.

               (g) Governmental Approval. All authorizations, consents, approvals, permits and orders of all federal and state governmental agencies required to be obtained by SUN INDUSTRIES for consummation of the transactions contemplated by this Agreement shall have been obtained.

               (h) Employment Agreements. Existing SUN INDUSTRIES employment agreements will have been delivered to counsel for TECHLITE.

               (i) Changes in Financial Condition of SUN INDUSTRIES. There shall not have occurred any material adverse change in the financial condition or in the operations of the business of SUN INDUSTRIES, except expenditures in furtherance of this Agreement.

               (j) Absence of Pending Litigation. SUN INDUSTRIES is not engaged in or threatened with any suit, action, or legal, administrative or other proceedings or governmental investigations pertaining to this Agreement or the consummation of the transactions contemplated hereunder.

                                    ARTICLE 8
                          MATTERS SUBSEQUENT TO CLOSING

        8.01 Covenant of Further Assurance. The parties covenant and agree that they shall, from time to time, execute and deliver or cause to be executed and delivered all such further instruments of conveyance, transfer, assignments, receipts and other instruments, and shall take or cause to be taken such further or other actions as the other party or parties to this Agreement may reasonably deem necessary in order to carry out the purposes and intent of this Agreement.

        8.02 Shareholders' Covenant to Provide Audited Financial Statements. The SHAREHOLDERS covenant that they will provide, within 50 days after the Closing and either by e-mail or on compact disk, the audited financial statements of SUN INDUSTRIES that are required to be filed, within 60 days after the Closing, with the Securities and Exchange Commission pursuant to its Regulation S-B, Item 210.

        8.03 SHAREHOLDERS' Additional Remedy in the Event of Certain Defaults. In the event NEWCO should fail to make the payments required by Article 1 or perform any of the covenants contained in Article 1 required to be performed on or before the third anniversary of the effective date of this Agreement and fails to correct such failure or default within 30 days of written notice thereof, in lieu of any other remedies SHAREHOLDERS may have, SHAREHOLDERS shall have the right to require TECHLITE to transfer all the shares of NEWCO to SHAREHOLDERS, which transfer shall terminate all other obligations under this Agreement of TECHLITE to SHAREHOLDERS.

        8.04 Future Guaranties and Indemnity Agreements. SHAREHOLDERS shall not be required to guarantee or provide indemnification with regard to future lines of credit or other future obligations of NEWCO. TECHLITE shall use its best efforts in good faith to provide all required guaranties or indemnifications with regard to new obligations or lines of credit reasonably required by NEWCO's business prospects and opportunities during the three years after the Closing.

                                    ARTICLE 9
                     NATURE AND SURVIVAL OF REPRESENTATIONS

        9.01 All statements contained in any written certificate, schedule, exhibit or other written instrument delivered by TECHLITE or SUN INDUSTRIES pursuant hereto, or otherwise adopted by TECHLITE, by its written approval, or by SUN INDUSTRIES by its written approval, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by TECHLITE or by SUN INDUSTRIES and its SHAREHOLDERS, as the case may be. All representations, warranties and agreements made by either party shall survive for the period of the applicable statute of limitations and until the discovery of any claim, loss, liability or other matter based on fraud, if longer.


                                   ARTICLE 10
           TERMINATION OF AGREEMENT AND ABANDONMENT OF REORGANIZATION

        10.1 Termination. Anything herein to the contrary notwithstanding, this Agreement and any agreement executed as required hereunder and the merger contemplated hereby may be terminated by three days before the closing date as follows:

               (a) By mutual written consent of the Boards of Directors of TECHLITE and SUN INDUSTRIES.

               (b) By the Board of Directors of TECHLITE if any of the conditions set forth in Section 7.02 shall not have been satisfied.

               (c) By the Board of Directors of SUN INDUSTRIES if any of the conditions set forth in Section 7.01 shall not have been satisfied.

        10.02 Termination of Obligations and Waiver of Conditions; Payment of Expenses. In the event this Agreement and the acquisition are terminated and abandoned pursuant to this Article 10 hereof, this Agreement shall become void and of no force and effect and there shall be no liability on the part of any of the parties hereto, or their respective directors, officers, shareholders or controlling persons to each other other than as set forth in paragraph 1.01.11. Each party hereto will pay all costs and expenses incident to its negotiation and preparation of this Agreement and any of the documents evidencing the transactions contemplated hereby, including fees, expenses and disbursements of counsel.


                                   ARTICLE 11
                                   THE CLOSING

        11.01 Exchange of Shares. At the Closing, (1) certificates of merger shall be filed with the Secretaries of State of Nevada and California, (2) NEWCO shall deliver $1,200,000 in readily accessible funds and 600,000 shares of common stock of TECHLITE to the SHAREHOLDERS in the proportions as shall be determined by reference to their respective shareholdings of SUN INDUSTRIES or as they shall among themselves instruct TECHLITE in writing at least one week before the Closing, and (3) the SHAREHOLDERS shall deliver to NEWCO, for cancellation, stock certificates representing all outstanding shares of capital stock of SUN INDUSTRIES.

        11.02 Restrictions on Shares Issued to the Shareholders. Due to the fact that the SUN INDUSTRIES' Shareholders will receive shares of TECHLITE common stock in connection with the merger which have not been registered under the 1933 Act by virtue of the exemption provided in Section 4(2) of such Act, those shares of TECHLITE common stock will contain the following legend:

               The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold or offered for sale in the absence of an effective Registration Statement for the shares under the Securities Act of 1933 or an opinion of counsel to the Corporation that such registration is not required.


                                   ARTICLE 12
                                  MISCELLANEOUS

        12.01 Construction. This Agreement shall be construed and enforced in accordance with the laws of the State of Oklahoma excluding the conflicts of laws.

        12.02 Notices. All notices necessary or appropriate under this Agreement shall be effective when personally delivered or deposited in the United States mail, postage prepaid, certified or registered, return receipt requested, and addressed to the parties last known address which addresses are currently as follows or are set forth for the SHAREHOLDERS under their signatures on the execution page of this Agreement:

        If to "TECHLITE"

               TECHLITE, INC.
               c/o Thomas J. Kenan
               Fuller Tubb Pomeroy & Stokes
               201 Robert S. Kerr Avenue, Suite 1000
               Oklahoma City, OK  73102
               (405) 235-2575; fax (405) 232-8384


        If to "SUN INDUSTRIES"

               SUN INDUSTRIES, Inc.
               7291 Heil Avenue
               Huntington Beach, CA 92647
               (714) 596-4511; fax (714) 596-3281

        If to "SHAREHOLDERS"

               C/o Linda Sun
               19892 Ofelia Lane
               Huntington Beach, CA 92648

        12.03 Amendment and Waiver. The parties hereby may, by mutual agreement in writing signed by each party, amend this Agreement in any respect. Any term or provision of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof, such waiver right shall include, but not be limited to, the right of either party to:

               (a)  Extend  the  time   for  the  performance  of  any  of   the
obligations of the other;

               (b) Waive any inaccuracies of representations by the other contained in this Agreement or in any document delivered pursuant hereto;

               (c) Waive compliance by the other with any of the covenants contained in this Agreement, and performance of any obligations by the other; and

               (d) Waive the fulfillment of any condition that is precedent to the performance by the other party of any of its obligations under this Agreement. Any writing on the part of a party relating to such amendment, extension or waiver as provided in this Section 12.03 shall be valid if authorized or ratified by the Board of Directors of such party.

        12.04 Remedies not Exclusive. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by TECHLITE, SUN INDUSTRIES or a SHAREHOLDER shall not constitute a waiver of the right to pursue other available remedies.

        12.05 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        12.06 Benefit. This Agreement shall be binding upon, and inure to the benefit of, the respective successors and assigns of TECHLITE, SUN INDUSTRIES and the SHAREHOLDERS.

        12.07 Entire Agreement. This Agreement and the Schedules and Exhibits attached hereto, represent the entire agreement of the undersigneds regarding the subject matter hereof, and supersedes all prior written or oral understandings or agreements between the parties.

        12.08 Each Party to Bear its Own Expense. TECHLITE, SUN INDUSTRIES and the SHAREHOLDERS shall each bear its own respective expenses incurred in connection with the negotiation, execution, closing, and performance of this Agreement, including counsel fees and accountant fees.

        12.09 Captions and Section Headings. Captions and section headings used herein are for convenience only and shall not control or affect the meaning or construction of any provisions of this Agreement.

        Executed as of the date first written above.

                 SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER

        This AGREEMENT AND PLAN OF MERGER is executed as of the date first written above.

                                       TECHLITE, INC.


                                       By /s/ J.D. Arvidson
                                          --------------------------------------
                                          President

                                       By /s/ Carol E. Sage
                                          --------------------------------------
                                          Secretary


                                       SUN AND SUN INDUSTRIES, INC.

                                       By /s/ Duncan Frederick
                                          --------------------------------------
                                          Duncan Frederick, President

                                       By /s/ Deborah Sun
                                       -----------------------------------------
                                          Deborah Sun, Secretary


                                       SHAREHOLDERS

                                       /s/Lynda Frederick
                                       -----------------------------------------
                                       Lynda Frederick

                                       /s/ Yung Sun
                                       -----------------------------------------
                                       Yung Sun and

                                       /s/ Lilla Sun
                                       -----------------------------------------
                                       Lilla Sun, as joint owners

                                       /s/ Ken Slockbower
                                       -----------------------------------------
                                       Ken Slockbower

                                       /s/ Deborah Sun
                                       -----------------------------------------
                                       Deborah Sun

                                       /s/ Don Rivers
                                       -----------------------------------------
                                       Don Rivers

                                       /s/ Steve Fife
                                       -----------------------------------------
                                       Steve Fife